UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2012
Date of  Report
(Date of earliest event reported)

TOFUTTI BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Jackson Drive Cranford, New Jersey 07016
 (Address of principal executive offices and zip code)

                           (908)272-2400
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant convened and held its annual meeting of shareholders on June 7, 2012.  The holders of the shares of common stock, voting together, elected eight directors and ratified the selection of EisnerAmper LLP as the Registrant’s  independent registered public accounting firm for fiscal 2012.  A brief description and the number of votes on each matter are as follows:

1.	The election of the following directors to hold office for a term until their successors are duly elected and qualified at the Registrant’s 2013 Annual Meeting of Shareholders.

	For	Withheld	Broker Non-Votes	% Votes For
David Mintz	3,315,396	227,648	1,324,182	64.33
Neal Axelrod	3,313,955	229,089	1,324,182	64.30
Joseph Fischer	3,464,430	78,614	1,324,182	67.22
Aaron Forem	3,313,355	229,689	1,324,182	64.29
Philip Gotthelf	3,475,426	67,618	1,324,182	67.44
Scott Korman	3,325,055	217,989	1,324,182	64.52
Reuben Rapoport	3,455,926	87,118	1,324,182	67.06
Franklyn Snitow	3,313,355	229,689	1,324,182	64.29

2.	The ratification of the selection of EisnerAmper LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 29, 2012.

For	Withheld	Abstain	Broker Non-Votes
4,699,461	141,187	25,978	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 7, 2012	TOFUTTI BRANDS INC.
(Registrant)

By: /s/Steven Kass
Steven Kass
Chief Financial Officer